Exhibit 99.1

HARVEY JUDKOWITZ

14241 SW 92 AVE

MIAMI, FL  33176

March 31, 2005

Mr. Steve Thompson, Chairman and President

Global Business Services, Inc.

LETTER OF RESIGNATION

Dear Steve,

I hereby resign as a member of the Board of Directors of Global Business Services effective March 31, 2005.

It has been a pleasure serving with you these past few years and I wish the Company success in the future.

Please see that an 8-K is filed within the proscribed number of days.

Sincerely,

/s/ Harvey Judkowitz